[Front of Stuffer:]

THE BONNEL GROWTH FUND

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Average Annual Returns as of 3/31/98:

1 year=42.93%
3 year= 28.69%

Since Inception
(10/17/94) = 27.85%

[Back of Stuffer:]

[Graphic: Full face photograph of middle aged man.]

ENOUGH SAID.

Open an account in the Bonnel Growth Fund today!

Call 1-800-US-FUNDS

to find out how.

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*For more  complete  information  about US Global  Investors'  funds,  including
charges  and   expenses,   call   1-800-US-FUNDS   or  visit  our  Web  site  at
www.usfunds.com for free prospectus. Read it carefully before you invest or send money. Past performance is no guarantee of future results. Investment returns and principle will fluctuate so that you may have a gain or loss when you sell shares.